Exhibit 99.1


                                                       msm-0401-final -- 2-A-5


MORGAN STANLEY

Balance     $12,500,000.00     Delay            24             WAC(2)  6.264164181   WAM(2)    352
Coupon      5.5000             Dated            01/01/2004     NET(2)  5.866845      WALA(2)   7
Settle      01/30/2004         First Payment    02/25/2004



      Price            0 PPC             25 PPC            50 PPC           75 PPC             100 PPC            125 PPC

                            Yield             Yield             Yield            Yield              Yield              Yield
          101-19             5.38              5.34              5.31             5.29               5.28               5.27
          101-23             5.37              5.33              5.30             5.27               5.26               5.25
          101-27             5.36              5.32              5.28             5.26               5.24               5.23
          101-31             5.35              5.30              5.27             5.24               5.23               5.22
          102-03             5.34              5.29              5.25             5.22               5.21               5.20
          102-07             5.33              5.28              5.24             5.21               5.19               5.18
          102-11             5.32              5.26              5.22             5.19               5.17               5.16
          102-15             5.31              5.25              5.20             5.17               5.15               5.14
          102-19             5.29              5.24              5.19             5.16               5.14               5.12
          102-23             5.28              5.22              5.17             5.14               5.12               5.11
          102-27             5.27              5.21              5.16             5.12               5.10               5.09

             WAL            17.95             13.12             10.75             9.49               8.96               8.74
        Mod Durn            10.88              8.93              7.83             7.16               6.86               6.67
Principal Window    Feb09 - May30     Feb09 - Dec25     Feb09 - Jun21    Feb09 - Aug18      Feb09 - Jul18      Feb09 - Jul33




     150 PPC          175 PPC          200 PPC

          Yield            Yield            Yield
           5.22             5.16             5.09
           5.20             5.13             5.06
           5.18             5.11             5.03
           5.15             5.08             5.00
           5.13             5.06             4.97
           5.11             5.03             4.94
           5.09             5.00             4.91
           5.07             4.98             4.88
           5.05             4.95             4.85
           5.03             4.93             4.82
           5.00             4.90             4.79

           7.07             5.79             4.79
           5.66             4.80             4.10
  Sep08 - Jul33    Dec07 - Jul33    May07 - Jul33




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm-0401-final -- 1-A-1
MORGAN STANLEY

Balance    $46,976,000.00     Delay            24              WAC(1)   5.426230609    WAM(1)     170
Coupon     5.0000             Dated            01/01/2004      NET(1)   5.130374       WALA(1)    9
Settle     01/30/2004         First Payment    02/25/2004


     Price                0 PSA            100 PSA        150 PSA         200 PSA          300 PSA            400 PSA

                             Yield            Yield            Yield           Yield             Yield              Yield
          101-03              4.82             4.77             4.73            4.70              4.63               4.56
          101-07              4.80             4.74             4.71            4.67              4.59               4.51
          101-11              4.78             4.72             4.68            4.64              4.56               4.47
          101-15              4.77             4.69             4.65            4.61              4.52               4.43
          101-19              4.75             4.67             4.62            4.58              4.49               4.38
          101-23              4.73             4.64             4.60            4.55              4.45               4.34
          101-27              4.71             4.62             4.57            4.52              4.41               4.30
          101-31              4.69             4.59             4.54            4.49              4.38               4.26
          102-03              4.67             4.57             4.52            4.46              4.34               4.21
          102-07              4.65             4.55             4.49            4.43              4.31               4.17
          102-11              4.63             4.52             4.46            4.40              4.27               4.13

             WAL              8.02             6.18             5.48            4.89              3.97               3.29
        Mod Durn              6.25             4.99             4.49            4.07              3.39               2.88
Principal Window     Feb04 - Apr18    Feb04 - Apr18    Feb04 - Apr18   Feb04 - Apr18     Feb04 - Apr18      Feb04 - Apr18





    450 PSA           500 PSA          600 PSA

          Yield             Yield            Yield
           4.52              4.48             4.40
           4.47              4.43             4.34
           4.42              4.38             4.28
           4.38              4.33             4.23
           4.33              4.28             4.17
           4.29              4.23             4.11
           4.24              4.18             4.06
           4.19              4.13             4.00
           4.15              4.08             3.94
           4.10              4.03             3.89
           4.06              3.98             3.83

           3.02              2.79             2.40
           2.67              2.49             2.18
  Feb04 - Apr18     Feb04 - Apr18    Feb04 - Apr18



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm-0401-final -- 1-A-2
MORGAN STANLEY

Balance     $10,000,000.00      Delay           24               WAC(1)   5.426230609    WAM(1)     170
Coupon      3.7000              Dated           01/01/2004       NET(1)   5.130374       WALA(1)    9
Settle      01/30/2004          First Payment   02/25/2004



     Price                 0 PSA          100 PSA           150 PSA         200 PSA         300 PSA          400 PSA

                              Yield            Yield            Yield            Yield             Yield            Yield
         101-12+               3.25             2.97             2.90             2.90              2.90             2.90
         101-16+               3.22             2.91             2.84             2.84              2.84             2.84
         101-20+               3.18             2.86             2.78             2.78              2.78             2.78
         101-24+               3.15             2.80             2.72             2.72              2.72             2.72
         101-28+               3.11             2.74             2.65             2.65              2.65             2.65
         102-00+               3.07             2.69             2.59             2.59              2.59             2.59
         102-04+               3.04             2.63             2.53             2.53              2.53             2.53
         102-08+               3.00             2.57             2.47             2.47              2.47             2.47
         102-12+               2.97             2.52             2.41             2.41              2.41             2.41
         102-16+               2.93             2.46             2.35             2.35              2.35             2.35
         102-20+               2.90             2.40             2.29             2.29              2.29             2.29

             WAL               3.78             2.29             2.09             2.09              2.09             2.09
        Mod Durn               3.44             2.16             1.98             1.98              1.98             1.98
Principal Window      Feb04 - Feb11    Feb04 - Jul08    Feb04 - Feb08    Feb04 - Feb08     Feb04 - Feb08    Feb04 - Feb08





 450 PSA          500 PSA          600 PSA

        Yield            Yield            Yield
         2.89             2.85             2.77
         2.82             2.79             2.70
         2.76             2.72             2.63
         2.70             2.66             2.56
         2.63             2.59             2.48
         2.57             2.52             2.41
         2.51             2.46             2.34
         2.45             2.39             2.27
         2.38             2.33             2.20
         2.32             2.26             2.13
         2.26             2.20             2.06

         2.05             1.96             1.79
         1.94             1.87             1.71
Feb04 - Oct07    Feb04 - Jul07    Feb04 - Jan07




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm-0401-final -- 1-A-4
MORGAN STANLEY

Balance     $10,000,000.00      Delay           24              WAC(1)  5.426230609   WAM(1)     170
Coupon      5.0000              Dated           01/01/2004      NET(1)  5.130374      WALA(1)    9
Settle      01/30/2004          First Payment   02/25/2004


    Price                0 PSA            100 PSA          150 PSA           200 PSA            300 PSA            400 PSA

                             Yield             Yield            Yield              Yield              Yield            Yield
          100-14              4.97              4.96             4.91               4.82               4.48             4.25
          100-18              4.96              4.94             4.89               4.79               4.39             4.12
          100-22              4.94              4.93             4.87               4.75               4.30             3.99
          100-26              4.93              4.91             4.84               4.71               4.21             3.86
          100-30              4.92              4.89             4.82               4.68               4.12             3.74
          101-02              4.90              4.88             4.80               4.64               4.03             3.61
          101-06              4.89              4.86             4.78               4.60               3.94             3.48
          101-10              4.88              4.85             4.75               4.57               3.85             3.35
          101-14              4.87              4.83             4.73               4.53               3.76             3.23
          101-18              4.85              4.82             4.71               4.49               3.67             3.10
          101-22              4.84              4.80             4.69               4.46               3.58             2.97

             WAL             13.08             10.62             6.66               3.90               1.44             1.01
        Mod Durn              9.40              8.02             5.47               3.37               1.36             0.96
Principal Window     Feb04 - Apr18     Feb04 - Apr18    Feb04 - Apr13      Feb04 - Jan12      Feb04 - Dec06    Feb04 - Jan06




     450 PSA          500 PSA           600 PSA

         Yield            Yield             Yield
          4.17             4.11              4.01
          4.03             3.96              3.84
          3.89             3.80              3.67
          3.74             3.65              3.51
          3.60             3.50              3.34
          3.46             3.35              3.17
          3.32             3.20              3.01
          3.18             3.05              2.84
          3.04             2.90              2.68
          2.90             2.75              2.51
          2.76             2.61              2.35

          0.91             0.85              0.77
          0.88             0.82              0.74
 Feb04 - Nov05    Feb04 - Sep05     Feb04 - Aug05



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm-0401-final -- 1-A-5
MORGAN STANLEY

Balance   $34,800,000.00     Delay             24                WAC(1)  5.426230609   WAM(1)     170
Coupon    5.0000             Dated             01/01/2004        NET(1)  5.130374      WALA(1)    9
Settle    01/30/2004         First Payment     02/25/2004


      Price               0 PSA            100 PSA          150 PSA           200 PSA         300 PSA         400 PSA

                               Yield            Yield            Yield           Yield             Yield            Yield
     99.24218750                5.10             5.11             5.11             5.12             5.17             5.29
     99.36718750                5.09             5.09             5.09             5.10             5.13             5.22
     99.49218750                5.07             5.07             5.08             5.08             5.10             5.15
     99.61718750                5.06             5.06             5.06             5.06             5.07             5.08
     99.74218750                5.04             5.04             5.04             5.04             5.03             5.01
     99.86718750                5.03             5.03             5.02             5.02             5.00             4.94
     99.99218750                5.02             5.01             5.01             5.00             4.97             4.87
    100.11718750                5.00             5.00             4.99             4.98             4.93             4.80
    100.24218750                4.99             4.98             4.97             4.96             4.90             4.73
    100.36718750                4.97             4.97             4.96             4.94             4.87             4.67
    100.49218750                4.96             4.95             4.94             4.92             4.84             4.60

             WAL               12.34            10.65             9.49             7.80             4.61             1.96
        Mod Durn                8.99             8.02             7.20             6.03             3.78             1.80
Principal Window       Feb04 - Dec17    Feb04 - Mar18    Feb04 - Mar18    Feb04 - Feb18    Feb04 - Oct17    Feb04 - Jun08




   450 PSA          500 PSA         600 PSA

         Yield            Yield           Yield
          5.34             5.38            5.45
          5.25             5.28            5.33
          5.17             5.19            5.22
          5.09             5.09            5.10
          5.00             4.99            4.98
          4.92             4.90            4.86
          4.84             4.80            4.75
          4.75             4.71            4.63
          4.67             4.61            4.51
          4.59             4.52            4.40
          4.51             4.43            4.28

          1.61             1.40            1.12
          1.50             1.31            1.06
 Feb04 - Jan07    Feb04 - Jul06   Feb04 - Dec05



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm-0401-final -- 2-A-1
MORGAN STANLEY

Balance      $53,630,000.00      Delay             24               WAC(2)  6.264164181    WAM(2)     352
Coupon       4.8500              Dated             01/01/2004       NET(2)  5.866845       WALA(2)    7
Settle       01/30/2004          First Payment     02/25/2004



       Price               0 PPC             25 PPC           50 PPC           75 PPC         100 PPC             125 PPC

                              Yield             Yield            Yield             Yield            Yield              Yield
          101-10               4.75              4.64             4.46              4.24             4.04               3.84
          101-14               4.74              4.62             4.43              4.20             3.98               3.76
          101-18               4.73              4.60             4.39              4.15             3.91               3.68
          101-22               4.72              4.58             4.36              4.10             3.85               3.60
          101-26               4.71              4.56             4.33              4.05             3.78               3.52
          101-30               4.70              4.54             4.30              4.00             3.72               3.44
          102-02               4.69              4.52             4.26              3.95             3.65               3.36
          102-06               4.67              4.50             4.23              3.90             3.59               3.28
          102-10               4.66              4.48             4.20              3.85             3.53               3.20
          102-14               4.65              4.46             4.17              3.81             3.46               3.12
          102-18               4.64              4.44             4.13              3.76             3.40               3.04

             WAL              17.66              8.44             4.41              2.77             2.06               1.64
        Mod Durn              11.07              6.26             3.73              2.50             1.91               1.54
Principal Window      Feb04 - Sep31     Feb04 - Dec26    Feb04 - May18     Feb04 - May11     Feb04 - Dec08     Feb04 - Dec07





     150 PPC           175 PPC          200 PPC

          Yield             Yield            Yield
           3.62              3.40             3.17
           3.53              3.29             3.04
           3.43              3.18             2.91
           3.34              3.07             2.78
           3.24              2.95             2.66
           3.15              2.84             2.53
           3.05              2.73             2.40
           2.96              2.62             2.27
           2.86              2.51             2.14
           2.77              2.40             2.02
           2.67              2.29             1.89

           1.35              1.14             0.99
           1.29              1.10             0.95
  Feb04 - Mar07     Feb04 - Sep06    Feb04 - May06


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm-0401-final -- 2-A-5
MORGAN STANLEY

Balance    $12,500,000.00     Delay             24               WAC(2)   6.264164181    WAM(2)     352
Coupon     5.5000             Dated             01/01/2004       NET(2)   5.866845       WALA(2)    7
Settle     01/30/2004         First Payment     02/25/2004

      Price                  0 PPC            25 PPC            50 PPC           75 PPC         100 PPC        125 PPC

                               Yield            Yield             Yield            Yield            Yield           Yield
    102.02343750                5.35             5.30              5.26             5.23             5.22            5.21
    102.14843750                5.33             5.28              5.24             5.22             5.20            5.19
    102.27343750                5.32             5.27              5.23             5.20             5.18            5.17
    102.39843750                5.31             5.26              5.21             5.18             5.16            5.15
    102.52343750                5.30             5.24              5.20             5.16             5.15            5.14
    102.64843750                5.29             5.23              5.18             5.15             5.13            5.12
    102.77343750                5.28             5.22              5.17             5.13             5.11            5.10
    102.89843750                5.27             5.20              5.15             5.11             5.09            5.08
    103.02343750                5.26             5.19              5.14             5.10             5.08            5.06
    103.14843750                5.25             5.18              5.12             5.08             5.06            5.04
    103.27343750                5.23             5.16              5.11             5.06             5.04            5.03

             WAL               17.95            13.12             10.75             9.49             8.96            8.74
        Mod Durn               10.91             8.95              7.84             7.17             6.86            6.68
Principal Window       Feb09 - May30    Feb09 - Dec25     Feb09 - Jun21    Feb09 - Aug18    Feb09 - Jul18   Feb09 - Jul33




    150 PPC          175 PPC         200 PPC

         Yield            Yield           Yield
          5.14             5.07            4.99
          5.12             5.04            4.96
          5.10             5.02            4.93
          5.08             4.99            4.90
          5.06             4.97            4.87
          5.04             4.94            4.84
          5.02             4.92            4.81
          4.99             4.89            4.78
          4.97             4.87            4.75
          4.95             4.84            4.72
          4.93             4.82            4.69

          7.07             5.79            4.79
          5.67             4.81            4.11
 Sep08 - Jul33    Dec07 - Jul33   May07 - Jul33



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.